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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 1, 2003



                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)



                TEXAS                                 000-31721                             76-0281502
    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                             Identification No.)



           10370 RICHMOND AVENUE, SUITE 990
                      HOUSTON, TX                                                              77042
       (Address of principal executive offices)                                             (Zip code)



       Registrant's telephone number, including area code: (713) 974-9071


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               99.1     Press Release dated May 1, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         In accordance with SEC Release No. 33-8216, the following information (including the attached exhibit), intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item
9. Regulation FD Disclosure." As provided in General Instructions B.2 and B.6 of Form 8-K, such information shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         On May 1, 2003, W-H Energy Services, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The financial information included in the press release includes "EBITDA," a non-GAAP financial measure (as defined in Regulation G promulgated under the Exchange Act). EBITDA is calculated as operating income plus depreciation and amortization. Management has included EBITDA as a supplemental disclosure in the press release because it believes EBITDA provides useful information regarding the ability to service debt, fund capital expenditures and provides investors, analysts and other interested parties with a measure for comparing its operating performance with the performance of other companies that have different financing, capital structures and tax rates. Management uses EBITDA to budget, compare and monitor the performance of its business segments and as a benchmark for the award of incentive compensation under incentive compensation plans. EBITDA should not be considered exclusive of or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as the exclusive measure of profitability or liquidity.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      W-H ENERGY SERVICES, INC.



Date: May 1, 2003                     By: /s/ Ernesto Bautista, III
                                         ---------------------------------------
                                         Ernesto Bautista, III
                                         Vice President and Corporate Controller



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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

   99.1                Press Release dated May 1, 2003